EXECUTION COPY



                    HEALTH AND RETIREMENT PROPERTIES TRUST

      SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                        DATED AS OF SEPTEMBER 27, 1994


       This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment") is dated as of September 27, 1994, among HEALTH AND RETIREMENT PROPERTIES TRUST (formerly known as Health and Rehabilitation Properties Trust), a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders listed on the signature pages hereof (the "Lenders"), KLEINWORT BENSON LIMITED, a bank organized under the laws of England, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, as defined below, "Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), and NATIONAL WESTMINSTER BANK, USA, a national banking association, as co-agent (in such capacity, "Co-Agent"), and is made with reference to the Amended and Restated Revolving Loan Agreement dated as of June 15, 1994, among Borrower, the Lenders, Agent, Administrative Agent and Co-Agent, as amended and supplemented to the date hereof (as so amended and supplemented, the "Loan Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

       WHEREAS, Borrower and Lenders desire to amend the Loan Agreement to change the definition of "EBI" and to amend Section 9.4, both as set forth herein.

       NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

       1.   Amendment to Loan Agreement.

            (a) The definition of "EBI" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:


            " "EBI" means, with respect to Borrower and its Subsidiaries, if any, for any period of time, without duplication of counting, the sum of (i) the net income on a consolidated basis (determined in accordance with GAAP for such period), plus (ii) any losses for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business, plus (iii) any non-cash extraordinary expenses from such period, minus, (iv) any gains for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business, minus
  (v) any extraordinary gains from such period, plus (vi) to the extent deducted from gross income to calculate net income, Interest Charges of Borrower and its Subsidiaries, if any, on a consolidated basis for such period."

            (b) Section 9.4 of the Loan Agreement is hereby amended by inserting therein after the amount "$5,000,000" the following:
            "(or any lesser amount in the case of an assignment by one Lender to another Lender)".

       2. Representations and Warranties. In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

            (a) Borrower has the power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the "Amended Agreement").

            (b) The execution and delivery of this Amendment and the performance of the Amended Agreement have been authorized by all necessary action on the part of borrower.

            (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not violate any Requirement of Law or Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation of Borrower, other than the Liens for the benefit of Lenders expressly contemplated by the Loan Agreement.

            (d) The Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

            (e) The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


            (f) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

            (g) The Declaration of Trust, By-Laws and other organizational documents of the Borrower have not been amended since June 15, 1994, except for an amendment to the Borrower's Declaration of Trust filed with the State of Maryland's Department of Assessments and Taxation on July 1, 1994 to effect the change of the Borrower's name.

       3. Reference to and Effect on the Loan Agreement and Other Loan Documents. Except as specifically amended hereby, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       4. Fees and Expenses. The Borrower agrees to pay to the Agent on demand all reasonable costs, fees and expenses incurred by the Agent (including without limitation legal fees and expenses) with respect to this Amendment and the documents and transactions contemplated hereby.

       5. Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Majority Lenders and receipt by the Agent of written or telephonic notification of such execution and authorization of delivery hereof.

       6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

       7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       8. Limitation of Amendment. Without limiting the generality of the provisions of Section 9.4 of the Loan Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Amendment shall be deemed to prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

                [Remainder of page intentionally left blank.]


       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                HEALTH AND RETIREMENT
                                PROPERTIES TRUST

                                By:   /s/ John G. Murray
                                Title:  Treasurer



                                KLEINWORT BENSON LIMITED, as
                                Agent and as a Lender

  \                             By:   /s/ Patrick Donelan
                                Title:  Director



                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION, as Administrative
                                Agent and as a Lender

                                By:   /s/ Kathleen J. Harrison
                                Title:  Vice President


                                NATIONAL WESTMINSTER BANK, USA,
                                as Co-Agent and as a Lender

                                By:   /s/ Paul Chau

                                Title:  Assistant Vice President


                                THE DAIWA BANK, LIMITED, as a
                                Lender

                                By:   /s/ Daniel G. Eastman

                                Title:  Vice President and Manager

                                By:   /s/ Stephen O'Sullivan

                                Title:  Executive Officer



                                FLEET BANK OF MASSACHUSETTS, as a
                                Lender

                                By:   /s/ Ginger Stolzenthaler
                                Title:  Vice President



                                MITSUI LEASING (USA) INC., as a
                                Lender

                                By:   /s/ T. Nagano

                                Title:  Executive Vice President


                                BANK HAPOALIM B.M., as a Lender

                                By:   /s/ Nancy Lushan

                                Title:  Vice President

                                By:   /s/ Martin B. Goodstein
                                Title:  Vice President


                                DRESDNER BANK
                                New York and Grand Cayman
                                Branches, as a Lender

                                By:   /s/ Peter Becker

                                Title:  Vice President

                                By:   /s/ Richard W. Conroy

                                Title:  Vice President



                                KREDIETBANK N.V., as a Lender

                                By:   /s/ Diane Grimmig

                                Title:  Vice President

                                By:   /s/ Robert Snauffer

                                Title:  Vice President


                                CREDIT LYONNAIS
                                Cayman Island Branch,
                                as a Lender

                                By:   /s/ Xavier Ratouis

                                Title:____________________________